Supplemental Financial Information Second Quarter 2019 investors.ironmountain.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2019 guidance, and statements about our investments, cost saving initiatives, the value added from recent data center deals and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Investor Relations Contacts: Greer Aviv, 617-535-2887 Anjaneya Singh, 617-535-8577 Senior Vice President, Investor Relations Director, Investor Relations greer.aviv@ironmountain.com anjaneya.singh@ironmountain.com investors.ironmountain.com 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Guidance Financial and Operating Highlights 5 2019 Guidance Summary 6 Year-over-Year Organic Revenue Growth 7 Section III - Operational Metrics Volume 8 Quarterly Operating Performance 11 Year-to-Date Operating Performance 12 Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 13 Consolidated Statements of Operations 14 Reconciliation of Income from Continuing Operations to Adjusted EBITDA 15 Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 16 Reconciliation of Net Income to FFO and AFFO 17 Reconciliation of Net Income to FFO and AFFO (Continued) 18 Reconciliation of Cash Flow from Operations to AFFO 19 Section V - Storage and Service Reconciliation Storage and Service Reconciliation 20 Storage Net Operating Income (NOI) and Service Business Detail 21 Section VI - Real Estate Metrics 22 Global Real Estate Portfolio and Lease Obligations Facility Lease Expirations Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 23 Data Center Operating Portfolio and Development Activity 24 Section VIII - Capitalization and Debt Maturity Profile 26 Capitalization Debt Maturity Profile Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments 27 Business and Customer Acquisitions 28 Section X - Appendix and Definitions 29 All figures except per share, Megawatts (MW) and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended June 30, 2019 unless noted Unaudited investors.ironmountain.com 3

Section I - Company Profile Facts and Figures $4.3 Billion 225,000+ Annualized Revenue Customer Accounts 26,000+ 1,450+ Employees Facilities Worldwide 89 million+ 696 million+ pieces of media cubic feet of hardcopy records Key Revenue Facts Diversification of Total Revenue and Gross Profit investors.ironmountain.com 4

Section II - Financial Highlights and Guidance Financial Highlights Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Storage Rental Revenue $669,288 $662,974 $658,894 $656,973 $655,439 Service Revenue 397,619 390,889 402,595 404,018 405,384 Total Revenues $1,066,907 $1,053,863 $1,061,489 $1,060,991 $1,060,823 Income (Loss) from Continuing Operations $92,347 $30,476 $158,557 $77,350 $92,264 Adjusted EBITDA 350,942 324,506 359,364 362,331 367,555 Adjusted EBITDA Margin 32.9% 30.8% 33.9% 34.2% 34.6% Net Income (Loss) Attributable to Iron Mountain Incorporated $92,441 $29,561 $157,844 $65,870 $91,762 Reported EPS - fully Diluted from Continuing Operations $0.32 $0.10 $0.55 $0.27 $0.32 Adjusted EPS $0.23 $0.17 $0.25 $0.28 $0.30 FFO (Normalized) $154,609 $137,517 $161,755 $167,655 $166,058 FFO (Normalized) per Share $0.54 $0.48 $0.56 $0.59 $0.58 AFFO $209,624 $193,399 $193,486 $225,820 $228,132 Dividend per Share $0.61 $0.61 $0.61 $0.59 $0.59 Weighted Average Common Shares Outstanding - Diluted 287,481 287,492 287,066 286,982 286,569 Lease-Adjusted Leverage Ratio 5.8x 5.8x 5.6x 5.6x 5.6x Operating Highlights Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Organic Storage Rental Revenue Growth 2.4% 2.0% 1.9% 2.3% 1.9% Organic Service Revenue Growth (2.0)% 1.8% 6.1% 7.1% 7.6% Total Volume - Storage 706,014 704,717 698,062 694,917 692,659 Storage Facility Capacity Utilization 85.3% 85.0% 84.1% 84.1% 83.9% Records Management Retention Rate 93.6% 93.4% 93.4% 93.6% 93.8% Storage Revenue / Sq. Ft $7.55 $7.55 $7.59 $7.63 $7.69 Storage NOI / Sq. Ft $6.15 $6.01 $6.15 $6.17 $6.25 Data Center: Leasable Megawatts 105.3 102.8 102.8 102.8 100.2 Leased % - Stabilized 90.4% 91.4% 95.4% 94.3% 90.7% Leased % - Total 88.9% 88.8% 91.4% 90.2% 90.7% Kilowatts Leased - New/Expansion 3,199 4,003 3,284 2,102 2,537 Churn 0.7% 5.1% 0.8% 1.1% 0.8% Number of Facilities 13 13 13 13 12 Number of Markets 13 13 12 11 11 (1) All 2018 financials reflect an immaterial restatement, for details refer to the 10-Q for the quarter ended June 30, 2019. investors.ironmountain.com 5

Section II - Financial Highlights and Guidance 2019 Guidance Summary (1) ($M's, except Adjusted EPS) Constant Currency Y/Y 2019 Guidance (2) Change YOY Change Revenue $4,250 - $4,325 1% - 2% 2% - 4% Adjusted EBITDA $1,440 - $1,480 1% - 4% 2% - 5% Adjusted EPS $1.00 - $1.10 (7%) - 3% (6%) - 4% AFFO (2) $870 - $900 1% - 4% 2% - 6% Note: 2019 Guidance assumes: • Organic storage rental revenue growth of 2.2% - 2.8% and total organic revenue growth of 1.3% - 2.0% • The impact of the adoption of lease accounting, which is expected to reduce Adjusted EBITDA by $10mm to $15mm • Interest expense of $425mm to $430mm and normalized cash taxes of $55mm to $65mm • Structural tax rate of 18% to 20% • Full-year weighted average shares outstanding of ~288mm • Real Estate and Non-Real Estate Recurring CapEx and Non-Real Estate Growth Investments of $145mm to $155mm • Real Estate Growth Investment and Innovation of ~$175mm • Business acquisitions of ~$100mm plus acquisitions of customer relationships and inducements of $90mm to $95mm • Data Center development CapEx of ~$300mm (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. (2) AFFO 2019 Guidance excludes capital expenditures associated with Significant Acquisitions. investors.ironmountain.com 6

Section II - Financial Highlights and Guidance Year-over-Year Organic Revenue Growth Q2 2019 YTD 2019 Storage Storage Revenue Growth Rates Rental Service Total Rental Service Total Revenue Revenue Revenue Revenue Revenue Revenue Reported 2.1% (1.9)% 0.6% 2.0% (1.0)% 0.8 % Impact of FX Rate Changes 2.5% 2.6% 2.5% 2.8% 3.1% 3.0 % Constant Currency 4.6% 0.7% 3.1% 4.8% 2.1% 3.8 % Less: Adjustments / (Acquisitions and Dispositions) (2.2)% (2.7)% (2.4)% (2.6)% (2.3)% (2.5)% Organic Revenue Growth Rate 2.4% (2.0)% 0.7% 2.2% (0.2)% 1.3 % Revenue Mix 62.7% 37.3% 100.0% 62.8% 37.2% 100.0 % investors.ironmountain.com 7

Section III - Operational Metrics Volume Worldwide Cubic Feet Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Records Management 676,771 680,655 684,288 685,986 687,050 689,273 691,321 696,108 696,359 Data Protection 717 717 719 743 742 735 753 733 760 Adjacent Businesses 2,382 2,533 2,664 4,248 4,468 4,474 5,537 5,392 5,644 Consumer and Other 129 150 172 315 399 435 451 2,485 3,251 Total Storage Volume 679,999 684,056 687,843 691,291 692,659 694,917 698,062 704,717 706,014 Business Acquisitions 1,519 2,141 3,710 3,074 1,690 2,617 2,462 4,248 587 during the quarter (1) (1) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 8

Section III - Operational Metrics Developed Markets Cubic Feet Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Records Management 513,110 513,382 511,793 510,455 508,627 507,022 506,758 507,732 506,424 Data Protection 646 644 644 642 636 630 635 636 642 Adjacent Businesses 2,382 2,533 2,664 4,248 4,468 4,474 5,537 5,392 5,644 Consumer and Other 129 150 172 315 399 435 451 2,485 3,251 Total Storage Volume 516,267 516,710 515,273 515,659 514,130 512,561 513,381 516,244 515,962 Business acquisitions 307 138 — 1,795 328 88 1,316 2,221 496 during the quarter (2) (1) Developed Markets includes North America and Western Europe. (2) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 9

Section III - Operational Metrics Other International Cubic Feet Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Records Management 163,661 167,274 172,495 175,531 178,422 182,251 184,563 188,376 189,934 Data Protection 71 72 75 101 106 105 118 97 118 Total Storage Volume 163,732 167,346 172,570 175,632 178,528 182,356 184,681 188,473 190,053 Business Acquisitions 1,212 2,003 3,710 1,279 1,362 2,529 1,147 2,027 91 during the quarter (1) (1) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 10

Section III - Operational Metrics Quarterly Operating Performance Impact of Impact of FX Adjustments Q2 2019 Q2 2018 Reported - Rate Changes = Constant + less = Organic Currency Acquisitions/ Growth Dispositions NA Records and Information Management Business Storage Rental $313,355 $305,895 (97.6)% (100.4)% 2.8% (1.0)% 1.8% Service 225,918 233,185 (103.1)% (100.4)% (2.7)% 0.6% (2.1)% Total Revenues $539,273 $539,080 0.0% (0.4)% 0.4% (0.3)% 0.1% Adjusted EBITDA & Margin $245,585 45.5% $244,861 45.4% NA Data Management Business Storage Rental $66,750 $68,808 (3.0)% (0.3)% (2.7)% 0.6% (2.1)% Service 29,665 31,223 (5.0)% (0.3)% (4.7)% (1.8)% (6.5)% Total Revenues $96,415 $100,031 (3.6)% (0.2)% (3.4)% (0.1)% (3.5)% Adjusted EBITDA & Margin $53,068 55.0% $55,280 55.3% Western European Business Storage Rental $78,554 $82,439 (4.7)% (5.5)% 0.8% 1.6% 2.4% Service 48,773 51,001 (4.4)% (5.4)% 1.0% 0.2% 1.2% Total Revenues $127,327 $133,440 (4.6)% (5.5)% 0.9% 1.0% 1.9% Adjusted EBITDA & Margin $44,163 34.7% $46,594 34.9% Other International Business Storage Rental $128,898 $129,611 (0.6)% (7.5)% 7.0% (3.3)% 3.7% Service 70,925 77,916 (9.0)% (8.6)% (0.4)% (1.6)% (2.0)% Total Revenues $199,823 $207,527 (3.7)% (8.0)% 4.3% (2.7)% 1.6% Adjusted EBITDA & Margin $58,749 29.4% $60,452 29.1% Global Data Center Business Storage Rental $60,582 $51,945 16.6% (0.6)% 17.2% (8.8)% 8.4% Service 1,709 2,950 (42.1)% —% (42.1)% (3.3)% (45.4)% Total Revenues $62,291 $54,895 13.5% (0.5)% 14.0% (8.5)% 5.5% Adjusted EBITDA & Margin $27,641 44.4% $24,901 45.4% Corporate and Other Business Storage Rental $21,149 $16,741 26.3% (1.3)% 27.6% (24.5)% 3.1% Service 20,629 9,109 126.5% (6.0)% 132.5% (117.5)% 15.0% Total Revenues $41,778 $25,850 61.6% (2.6)% 64.2% (57.0)% 7.2% Adjusted EBITDA ($78,264) ($64,533) Total Storage Rental $669,288 $655,439 2.1% (2.5)% 4.6% (2.2)% 2.4% Service 397,619 405,384 (1.9)% (2.6)% 0.7% (2.7)% (2.0)% Total Revenues $1,066,907 $1,060,823 0.6% (2.5)% 3.1% (2.4)% 0.7% Adjusted EBITDA & Margin $350,942 32.9% $367,555 34.6% investors.ironmountain.com 11

Section III - Operational Metrics Year-to-Date Operating Performance Impact of Impact of FX Adjustments and YTD 2019 YTD 2018 Reported - Rate Changes = Constant + Acquisitions/ = Organic Currency Dispositions Growth NA Records and Information Management Business Storage Rental $620,341 $610,714 1.6% (0.4)% 2.0% (0.4)% 1.6% Service 446,312 455,209 (2.0)% (0.5)% (1.5)% 1.5% 0.0% Total Revenues $1,066,653 $1,065,923 0.1% (0.4)% 0.5% 0.4% 0.9% Adjusted EBITDA & Margin $469,268 44.0% $470,599 44.1% NA Data Management Business Storage Rental $133,322 $138,054 (3.4)% (0.3)% (3.1)% 0.6% (2.5)% Service 59,840 61,941 (3.4)% (0.3)% (3.1)% (1.8)% (4.9)% Total Revenues $193,162 $199,995 (3.4)% (0.3)% (3.1)% (0.1)% (3.2)% Adjusted EBITDA & Margin $103,620 53.6% $109,132 54.6% Western European Business Storage Rental $159,249 $166,391 (4.3)% (6.3)% 2.0% 0.8% 2.8% Service 96,831 101,124 (4.2)% (6.2)% 2.0% 0.1% 2.1% Total Revenues $256,080 $267,515 (4.3)% (6.3)% 2.0% 0.5% 2.5% Adjusted EBITDA & Margin $83,372 32.6% $90,560 33.9% Other International Business Storage Rental $258,371 $261,358 (1.1)% (8.9)% 7.8% (3.6)% 4.2% Service 142,408 156,936 (9.3)% (9.7)% 0.4% (1.7)% (1.3)% Total Revenues $400,779 $418,294 (4.2)% (9.3)% 5.1% (3.0)% 2.1% Adjusted EBITDA & Margin $116,873 29.2% $121,199 29.0% Global Data Center Business Storage Rental $120,300 $97,440 23.5% (0.4)% 23.9% (18.2)% 5.7% Service 3,527 4,058 (13.1)% 0.0% (13.1)% (10.6)% (23.7)% Total Revenues $123,827 $101,498 22.0% (0.4)% 22.4% (17.9)% 4.5% Adjusted EBITDA & Margin $53,652 43.3% $45,691 45.0% Corporate and Other Business Storage Rental $40,679 $32,631 24.7% (1.3)% 26.0% (21.2)% 4.8% Service 39,590 17,425 127.2% (7.8)% 135.8% (121.6)% 13.4% Total Revenues $80,269 $50,056 60.4% (3.1)% 63.5% (55.8)% 7.7% Adjusted EBITDA ($151,337) ($134,051) Total Storage Rental $1,332,262 $1,306,588 2.0% (2.8)% 4.8% (2.6)% 2.2% Service 788,508 796,693 (1.0)% (3.1)% 2.1% (2.3)% (0.2)% Total Revenues $2,120,770 $2,103,280 0.8% (3.0)% 3.8% (2.5)% 1.3% Adjusted EBITDA & Margin $675,448 31.8% $703,130 33.4% investors.ironmountain.com 12

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 6/30/2019 12/31/2018 ASSETS Current Assets: Cash and Cash Equivalents $161,996 $165,485 Accounts Receivable, Net 852,330 846,889 Other Current Assets 200,777 195,740 Total Current Assets $1,215,103 $1,208,114 Property, Plant and Equipment: Property, Plant and Equipment $7,840,423 $7,600,949 Less: Accumulated Depreciation (3,281,864) (3,111,392) Property, Plant and Equipment, Net $4,558,559 $4,489,557 Other Assets, Net: Goodwill $4,473,424 $4,441,030 Customer Relationships, Customer Inducements and Data Center Lease-Based Intangibles 1,467,025 1,506,522 Operating Lease Right-of-use Assets 1,793,807 — Other 213,064 211,995 Total Other Assets, Net $7,947,320 $6,159,547 Total Assets $13,720,982 $11,857,218 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $123,527 $126,406 Accounts Payable 303,988 318,765 Accrued Expenses and Other Current Liabilities 920,493 780,781 Deferred Revenue 268,779 264,823 Total Current Liabilities $1,616,787 $1,490,775 Long-term Debt, Net of Current Portion 8,390,183 8,016,417 Long-term Operating Lease Liabilities 1,655,477 — Other Long-term Liabilities (1) 399,554 487,563 Total Long-term Liabilities $10,445,214 $8,503,980 Total Liabilities $12,062,001 $9,994,755 Equity Total Stockholders' Equity $1,657,821 $1,861,054 Noncontrolling Interests 1,160 1,409 Total Equity $1,658,981 $1,862,463 Total Liabilities and Equity $13,720,982 $11,857,218 (1) Includes redeemable noncontrolling interests of $73.1mm and $70.5mm as of June 30, 2019 and December 31, 2018, respectively. investors.ironmountain.com 13

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Statements of Operations Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Revenues: Storage Rental $669,288 $655,439 2.1% $1,332,262 $1,306,588 2.0 % Service 397,619 405,384 (1.9)% 788,508 796,693 (1.0)% Total Revenues $1,066,907 $1,060,823 0.6% $2,120,770 $2,103,281 0.8 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) (1) $465,102 $451,464 3.0% $926,646 $900,185 2.9 % Selling, General and Administrative (2) 252,764 252,225 0.2% 523,323 529,395 (1.1)% Depreciation and Amortization 164,331 156,220 5.2% 326,814 316,798 3.2% (Gain) Loss on Disposal/Write-Down of PP&E, Net (8,405) (546) n/a (7,803) (1,676) n/a Total Operating Expenses $873,792 $859,363 1.7% $1,768,980 $1,744,702 1.4 % Operating Income (Loss) $193,115 $201,460 (4.1)% $351,790 $358,579 (1.9)% Interest Expense, Net 105,314 102,196 3.1% 207,750 199,898 3.9 % Foreign Currency Transaction (Gain) / Loss (19,332) (18,625) 3.8% (1,634) 3,161 n/a Other Expense (Income), Net 4,140 (431) n/a 1,652 (2,066) n/a Income (Loss) before Provision (Benefit) for Income Taxes $102,993 $118,320 (13.0)% $144,022 $157,586 (8.6)% Provision (Benefit) for Income Taxes 10,646 26,057 (59.1)% 21,199 25,934 (18.3)% Income (Loss) from Continuing Operations $92,347 $92,264 0.1% $122,823 $131,652 (6.7)% Income (Loss) from Discontinued Operations, Net of Tax 128 (360) n/a 104 (822) n/a Net Income (Loss) $92,475 $91,904 0.6% $122,927 $130,830 (6.0)% Less: Net Income (Loss) Attributable to Noncontrolling Interests 34 142 (76.1)% 925 610 51.6 % Net Income (Loss) Attributable to Iron Mountain Incorporated $92,441 $91,762 0.7% $122,002 $130,220 (6.3)% Earnings (Losses) per Share - Basic: Income (Loss) from Continuing Operations $0.32 $0.32 0.0% $0.43 $0.46 (6.5)% Total Income (Loss) from Discontinued Operations — — n/a — — n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $0.32 $0.32 0.0% $0.43 $0.46 (6.5)% Earnings (Losses) per Share - Diluted: Income (Loss) from Continuing Operations $0.32 $0.32 0.0% $0.42 $0.46 (8.7)% Total Income (Loss) from Discontinued Operations — — n/a — — n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $0.32 $0.32 0.0% $0.42 $0.45 (6.7)% Weighted Average Common Shares Outstanding - Basic 286,925 285,984 0.3% 286,727 285,622 0.4 % Weighted Average Common Shares Outstanding - Diluted 287,481 286,569 0.3% 287,487 286,282 0.4% (1) Includes Significant Acquisition Costs of $1.3mm and $1.8mm in Q2 2019 and Q2 2018, respectively, and $2.2mm and $2.1mm in YTD 2019 and YTD 2018, respectively. (2) Includes Significant Acquisition Costs of $0.6mm and $8.6mm in Q2 2019 and Q2 2018, respectively, and $2.5mm and $27.3mm in YTD 2019 and YTD 2018, respectively. investors.ironmountain.com 14

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Income from Continuing Operations to Adjusted EBITDA Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Income from Continuing Operations $92,347 $92,264 0.1% $122,823 $131,652 (6.7)% Add / (Deduct): Provision (Benefit) for Income Taxes 10,646 26,057 (59.1)% 21,199 25,934 (18.3)% Foreign Currency Transaction (Gain) / Loss (19,332) (18,625) 3.8% (1,634) 3,161 n/a Other Expense (Income), Net (1) 4,140 (431) n/a 1,651 (2,066) n/a Interest Expense, Net 105,314 102,196 3.1% 207,750 199,898 3.9% (Gain) / Loss on Disposal/Write-Down of PP&E, Net (8,405) (546) n/a (7,803) (1,676) n/a Depreciation and Amortization 164,331 156,220 5.2% 326,814 316,798 3.2 % Significant Acquisition Costs 1,901 10,421 (81.8)% 4,648 29,429 (84.2)% Adjusted EBITDA $350,942 $367,555 (4.5)% $675,448 $703,130 (3.9)% (1) Excludes realized and unrealized Foreign Currency Transaction (Gain) / Loss. investors.ironmountain.com 15

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Reported EPS - Fully Diluted from Continuing Operations $0.32 $0.32 0.0% 0.42 0.46 (8.7)% Add / (Deduct): (Gain) Loss on Sale of Real Estate (0.13) — (0.12) — Foreign Currency Transaction (Gain) / Loss (0.07) (0.06) (0.01) 0.01 Other Expense (Income) 0.01 (0.01) 0.01 (0.01) Loss (Gain) on Disposal / Write-Down of PP&E, Net 0.10 — 0.10 (0.01) Significant Acquisition Costs 0.01 0.04 0.02 0.10 Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.01) 0.01 (0.01) (0.05) Adjusted EPS - Fully Diluted from Continuing Operations $0.23 $0.30 (23.3)% $0.40 $0.51 (21.6)% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the six months ended June 30, 2019 and 2018, respectively, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 17.7% for the six months ended June 30, 2019 and 22.0% for the six months ended June 30, 2018. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for both the three month and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the full year adjustment. investors.ironmountain.com 16

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income to FFO and AFFO Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Net Income $92,475 $91,904 0.6% $122,927 $130,830 (6.0)% Add / (Deduct): Real Estate Depreciation (1) 74,161 69,908 147,240 139,441 Loss (Gain) on Sale of Real Estate, Net of Tax (30,512) — (30,512) — Data Center Lease-Based Intangible Asset Amortization (2) 11,372 7,563 23,981 18,401 FFO (Nareit) $147,496 $169,375 (12.9)% $263,636 $288,672 (8.7)% Add / (Deduct): Loss (Gain) on Disposal/Write-Down of PP&E, Net 27,587 (546) 28,189 (1,676) Foreign Currency Transaction (Gain) / Loss (19,332) (18,625) (1,634) 3,161 Other (Income) Expense, Net 4,140 (431) 1,652 (2,066) Tax Impact of Reconciling Items and Discrete Tax Items (3) (10,168) 2,001 (10,144) (15,008) Loss (Income) from Discontinued Operations, Net of Tax (128) 360 (104) 822 Real Estate Financing Lease Depreciation 3,113 3,503 6,617 6,949 Significant Acquisition Costs 1,901 10,421 4,647 29,429 FFO (Normalized) $154,609 $166,058 (6.9)% $292,859 $310,283 (5.6)% Per Share Amounts (Fully Diluted Shares) FFO (Nareit) $0.51 $0.59 (13.6)% $0.92 $1.01 (8.9)% FFO (Normalized) $0.54 $0.58 (6.9)% $1.02 $1.08 (5.6)% Weighted Average Common Shares Outstanding - Basic 286,925 285,984 0.3% 286,727 285,622 0.4 % Weighted Average Common Shares Outstanding - Diluted 287,481 286,569 0.3% 287,487 286,282 0.4% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold of improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. investors.ironmountain.com 17

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income to FFO and AFFO (Continued) Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change FFO (Normalized) $154,609 $166,058 (6.9)% $292,859 $310,283 (5.6)% Add / (Deduct): Non-Real Estate Depreciation 36,447 38,089 74,475 78,542 Amortization Expense (1) 33,303 33,362 64,620 66,083 Amortization of Deferred Financing Costs 4,100 4,027 8,208 7,580 Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases 3,534 4,261 7,179 7,925 Non-Cash Rent Expense (Income) 2,632 1,178 2,015 (80) Stock-based Compensation Expense 12,501 8,689 21,020 16,073 Reconciliation to Normalized Cash Taxes (6,252) 9,501 (10,864) 15,440 Less: Non-Real Estate Growth Investment (2) 3,687 12,838 13,094 20,489 Real Estate, Data Center and Non-Real Estate Recurring CapEx (3) 27,563 24,195 43,397 39,587 AFFO $209,624 $228,132 (8.1)% $403,022 $441,770 (8.8)% (1) Includes Customer Relationship Value, intake costs, acquisition of customer relationships, and other intangibles. Excludes amortization of capitalized commissions of $5.9mm and $3.8mm in Q2 2019 and Q2 2018, respectively, and $9.9mm and $7.4mm in YTD 2019 and YTD 2018, respectively. (2) Non-Real Estate Growth Investment (i) excludes integration CapEx included in Significant Acquisition Costs of $3.8mm in Q2 2018, and $5.8mm in YTD 2018, and (ii) includes Non-Real Estate Growth Investment associated with the Global Data Center Business segment of $6.5mm and $2.0mm in Q2 2019 and Q2 2018, respectively, and $7.1mm and $3.3mm in YTD 2019 and YTD 2018, respectively. (3) Recurring CapEx excludes integration recurring expense included in Significant Acquisition Costs of $0.2mm in Q2 2018, and $0.2mm in YTD 2018. investors.ironmountain.com 18

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Cash Flow from Operations to AFFO Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Cash Flow from Operating Activities-Continuing Operations $312,664 $302,238 3.4% $429,731 $393,806 9.1 % Adjust for: Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax (11,498) 1,064 n/a (12,897) (14,267) (9.6)% Reconciliation to Normalized Cash Taxes (6,252) 9,501 n/a (10,864) 15,440 n/a Significant Acquisition Costs 1,901 10,421 (81.8)% 4,647 29,429 (84.2)% Working Capital Adjustments (1) (62,139) (59,420) 4.6% 43,756 84,302 (48.1)% Non-Real Estate Growth Investment CapEx (3,687) (12,838) (71.3)% (13,094) (20,489) (36.1)% Real Estate, Data Center and Non-Real Estate Recurring CapEx (2) (27,563) (24,195) 13.9% (43,397) (39,587) 9.6 % Amortization of Capitalized Commissions (5,935) (3,793) 56.5% (9,881) (7,380) 33.9 % Other and FX 6,649 5,154 29.0% 9,540 517 n/a AFFO $209,624 $228,132 (8.1)% $403,022 $441,770 (8.8)% (1) Working capital adjustments in Q2 2019 are driven primarily by changes in accruals for employee incentives, interest payable, accounts payable, and tax receivable, offset by changes in deferred revenue. (2) Recurring CapEx excludes integration recurring expense included in Significant Acquisition Costs of $0.2mm in Q2 2018, and $0.2mm in YTD 2018. investors.ironmountain.com 19

Section V - Storage and Service Reconciliation Storage and Service Reconciliation Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Total Storage Revenue $669,288 $655,439 2.1% $1,332,262 $1,306,588 2.0 % Add: Permanent Withdrawal Fees $6,063 $5,830 4.0% $12,555 $12,016 4.5 % Adjusted Storage Revenue $675,351 $661,269 2.1% $1,344,817 $1,318,604 2.0 % Total Service Revenue $397,619 $405,384 (1.9)% $788,508 $796,693 (1.0)% Less: Permanent Withdrawal Fees 6,063 5,830 4.0% 12,555 12,016 4.5 % Adjusted Service Revenue $391,556 $399,554 (2.0)% $775,953 $784,677 (1.1)% Storage Cost of Sales (COS) Storage COS Excluding Rent $94,940 $90,541 4.9% $193,464 $181,159 6.8 % Storage Rent 85,569 76,064 12.5% 168,746 153,543 9.9 % Total Storage COS $180,509 $166,605 8.3% $362,210 $334,702 8.2 % Service Cost of Sales (COS) Service COS Excluding Rent $280,088 $279,383 0.3% $555,879 $556,344 (0.1)% Service Rent 3,211 3,649 (12.0)% 6,365 7,016 (9.3)% Total Service COS $283,299 $283,032 0.1% $562,244 $563,360 (0.2)% Significant Acquisition Costs Included in Cost of Sales 1,293 1,827 (29.2)% 2,191 2,123 3.2 % Total COS $465,102 $451,464 3.0% $926,646 $900,185 2.9 % SG&A Costs Storage Overhead $35,126 $37,513 (6.4)% $78,481 $79,239 (1.0)% Service Overhead 24,455 24,234 0.9% 52,304 50,148 4.3 % Corporate Overhead 130,039 118,347 9.9% 261,375 240,291 8.8 % Significant Acquisition Costs Included in SG&A 608 8,594 (92.9)% 2,456 27,306 (91.0)% Sales and Marketing 62,536 63,537 (1.6)% 128,706 132,410 (2.8)% Total SG&A $252,764 $252,225 0.2% $523,323 $529,394 (1.1)% Adjusted EBITDA Total Storage Adjusted EBITDA $459,716 $457,151 0.6% $904,126 $904,663 (0.1)% Total Service Adjusted EBITDA 83,802 92,288 (9.2)% 161,405 171,169 (5.7)% Less: Corporate Overhead and Sales and Marketing (192,576) (181,884) 5.9% (390,083) (372,702) 4.7 % Total Adjusted EBITDA $350,942 $367,555 (4.5)% $675,448 $703,130 (3.9)% investors.ironmountain.com 20

Section V - Storage and Service Reconciliation Storage Net Operating Income (NOI) Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Total Storage Rental Revenue $669,288 $655,439 2.1% $1,332,262 $1,306,588 2.0 % Terminations/Permanent Withdrawal Fees 6,063 5,830 4.0% 12,555 12,016 4.5 % Total Revenue from Adjusted Storage Rental Activities $675,351 $661,269 2.1% $1,344,817 $1,318,604 2.0 % Less: Storage Rental Expenses Facility Costs $164,242 $152,285 7.9% $332,800 $304,633 9.2 % Storage Rental Labor 5,821 5,912 (1.5)% 13,030 11,715 11.2 % Other Storage Rental Expenses 10,446 8,408 24.2% 16,380 18,354 (10.8)% Storage Cost of Sales $180,509 $166,605 8.3% $362,210 $334,702 8.2 % Allocated Overhead (1) 35,126 37,513 (6.4)% 78,481 79,239 (1.0)% Total Storage Rental Expenses $215,635 $204,118 5.6% $440,691 $413,941 6.5 % Storage Gross Profit $494,842 $494,664 0.0% $982,607 $983,902 (0.1)% Storage Gross Margin 73.3% 74.8% -150 bps 73.1% 74.6% -160 bps Total Storage Adjusted EBITDA $459,716 $457,151 0.6% $904,126 $904,663 (0.1)% Total Storage Adjusted EBITDA Margin 68.1% 69.1% -110 bps 67.2% 68.6% -140 bps Storage Rent $85,569 $76,064 12.5% $168,746 $153,543 9.9 % Storage Net Operating Income $545,285 $533,215 2.3% $1,072,872 $1,058,206 1.4 % Storage Net Operating Income Margin 80.7% 80.6% 10 bps 79.8% 80.3% -50 bps Service Business Detail Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Total Service Revenue $397,619 $405,384 (1.9)% $788,508 $796,693 (1.0)% Less: Terminations/Permanent Withdrawal Fees 6,063 5,830 4.0% 12,555 12,016 4.5 % Adjusted Service Revenue $391,556 $399,554 (2.0)% $775,953 $784,677 (1.1)% Less: Service Expenses Facility Costs $8,956 $10,166 (11.9)% $18,875 $19,930 (5.3)% Service Labor 200,801 199,753 0.5% 398,883 404,290 (1.3)% Other Service Expenses 73,542 73,113 0.6% 144,486 139,140 3.8 % Service Cost of Sales $283,299 $283,032 0.1% $562,244 $563,360 (0.2)% Allocated Overhead (1) 24,455 24,234 0.9% 52,304 50,148 4.3 % Total Service Expenses $307,754 $307,266 0.2% $614,548 $613,508 0.2 % Total Service Gross Profit $108,257 $116,522 (7.1)% $213,709 $221,317 (3.4)% Total Service Gross Margin 27.6% 29.2% -150 bps 27.5% 28.2% -70 bps Total Service Adjusted EBITDA $83,802 $92,288 (9.2)% $161,405 $171,169 (5.7)% Total Service Adjusted EBITDA Margin 21.4% 23.1% -170 bps 20.8% 21.8% -100 bps Service Rent 3,211 3,649 (12.0)% 6,365 7,016 (9.3)% Total Service Adjusted EBITDAR $87,013 $95,937 (9.3)% $167,770 $178,185 (5.8)% Total Service Adjusted EBITDAR Margin 22.2% 24.0% -180 bps 21.6% 22.7% -110 bps (1) Refer to page 20 and Appendix for overhead allocations and definitions. investors.ironmountain.com 21

Section VI - Real Estate Metrics Global Real Estate Portfolio and Lease Obligations Global Real Estate Portfolio (1) Owned Facilities Leased Facilities (2) Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Total as of 3/31/2019 (3) 314 29,592 1,161 62,013 1,475 91,605 Additions & Expansions 0 0 23 1,075 23 1,075 Dispositions & Move Outs 4 250 24 580 28 830 Total as of 6/30/2019 (4) 310 29,343 1,160 62,508 1,470 91,851 Total % 21.1% 31.9% 78.9% 68.1% Top Five Markets Owned, United States (in Sq. Ft.) Top Five Markets Owned, International (in Sq. Ft.) Northern New Jersey 2,086 Paris, France 807 Boston 1,428 Montreal, Canada 552 Chicago 1,282 London, UK 474 Los Angeles 1,040 Bueños Aires, Argentina 470 Dallas 1,023 Mexico City, Mexico 452 Facility Lease Expirations (5) (% of total square feet subject to lease) Weighted Average Remaining Lease Obligation: 11.0 Years (1) Includes real estate held in consolidated joint ventures. (2) Out of the 23 leased building additions and expansions, 7 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships. (3) Reflects adjustments to previous periods due to refinements to real estate basis. (4) Includes 8 owned data center facilities and 5 leased data center facilities with 2.3mm Sq.Ft. and 0.6mm Sq. Ft., respectively. (5) Includes financing and operating lease obligations. investors.ironmountain.com 22

Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration Number of Leases Percentage of Total Annualized TCV Rent Percentage of TCV Year Expiring Total MW Expiring MW Expiring Annualized Rent 2019 289 11.7 9.9% $32,680 13.0% 2020 479 15.6 15.8% 50,619 20.1% 2021 282 13.6 13.8% 37,655 15.0% 2022 171 7.6 7.7% 19,471 7.7% 2023 48 10.0 10.2% 32,143 12.8% 2024 13 5.1 5.2% 12,263 4.9% 2025 14 5.9 5.9% 15,574 6.2% Thereafter 19 30.9 31.4% 51,432 20.4% Total 1,315 100.4 100.0% 251,838 100.0% WALE: 3.63 years Data Center Leasing Activity Summary Q2 2019 YTD 2019 Transaction $ / kW / Transaction $ / kW / Count GAAP MRR kW Month Count GAAP MRR kW Month New/expansion leases signed 72 $374,673 3,199 $117 142 $821,907 7,203 $114 Commenced leases 137 460,435 3,793 121 219 849,771 5,952 143 Renewed leases 56 402,839 1,855 217 111 1,197,230 5,250 228 Churn 0.7% 5.8% Green Power Pass launch 2019 Data Center Solutions (DCS) Awards Easiest, fastest, and lowest-cost way for Data Center DCS Awards recognize excellence and innovation to users to reduce their reportable greenhouse gas designers, suppliers and providers in the Data Center emissions. industry in Europe: New product is available to any IMDC customer, Data Center Energy Efficiency Project of the Year regardless of size, at any Iron Mountain Data Center across the globe. Data Center Hosting/Co-Location Supplier of the Year Excellence in Data Center Service Award investors.ironmountain.com 23

Section VII - Data Center Customer and Portfolio Metrics Data Center Operating Portfolio Stabilized Pre-Stabilized Total Leaseable MW Leased % by MW Leaseable MW Leased % by MW Leaseable MW Leased % by MW Boyers and Other WPA-1 and Other 13.9 92.8% — — 13.9 92.8% Phoenix AZP-1 37.5 94.7% — — 37.5 94.7% AZS-1 7.1 62.6% — — 7.1 62.6% Total Phoenix 44.6 89.6% — — 44.6 89.6% Denver DEN-1 10.6 68.8% — — 10.6 68.8% New Jersey NJE-1 12.4 100.0% — — 12.4 100.0% NJE-1 Phase 2 — — 1.4 81.5% 1.4 81.5% Total New Jersey 12.4 100.0% 1.4 81.5% 13.8 98.1% Northern Virginia VA-1 3.0 100.0% — — 3.0 100.0% VA-1 Phase 2 — — 4.5 57.8% 4.5 57.8% Total Northern Virginia 3.0 100.0% 4.5 57.8% 7.5 74.7% Amsterdam AMS-1 10.8 94.3% — — 10.8 94.3% London LON-1 3.2 100.0% — — 3.2 100.0% Singapore SIN-1 1.0 100.0% — — 1.0 100.0% Total Data Center Properties 99.3 90.4% 5.9 63.5% 105.3 88.9% investors.ironmountain.com 24

Section VII - Data Center Customer and Portfolio Metrics Data Center Development Activity MW Under % Investment in Total Expected Expected Expected MW Held for Project / Facilities Construction Pre-Leased Q2 2019 ($M) Investment ($M) Completion Stabilization Development Data Center Expansion Amsterdam AMS-1 Phase 2 1.9 37.1% $13.4 $38.6 Q3 2019 Q4 2019 — London LON-1 Phase 2 1.9 21.2% 7.7 29.5 Q3 2019 Q1 2020 3.8 Singapore SIN-1 Phase 2 1.5 0.4% 6.6 18.8 Q3 2019 Q2 2020 3.0 All Other Facilities 39.6 Total Expansion 5.3 20.9% $27.7 $86.9 46.4 New Development Amsterdam Amsterdam Future Phases 21.9 Phoenix AZP-2 Phase 1 4.0 0.4% $24.1 $115.1 Q3 2019 Q4 2019 44.0 AZP Future Phases 16.6 Chicago CHI-2 36.0 Frankfurt FRA-1 27.0 Northern Virginia VA-2 Phase 1 2.0 16.7 71.7 Q1 2020 Q3 2020 22.0 VA Future Phases 22.5 Total New Development 6.0 0.3% $40.8 $186.8 190.0 Total Development 11.3 9.9% $68.5 $273.7 236.4 investors.ironmountain.com 25

Section VIII - Capitalization and Debt Maturity Profile Capitalization Senior Credit Facility Total Market Capitalization Capacity $1,984,375 # of Shares Outstanding 287,062 Outstanding $1,415,751 Share Price as of 6/30/2019 $31.30 Letters of Credit $35,250 Total Equity Value $8,985,041 Remaining Capacity $533,374 Net Debt (1) $8,430,920 Interest Rate Spread (Prime) 0.75% Total Market Capitalization $17,415,961 Interest Rate Spread (LIBOR) 1.75% Net Debt to Total Market Capitalization 48% Weighted Average Interest Rate 3.96% Adj. EBITDA to Interest Expense Ratio 3.3x Maturity Date 6/3/2023 Total Market Capitalization to Adjusted EBITDA Ratio 11.9x Lease-Adjusted Leverage Ratio 5.8x Credit Ratings S&P Moody's Corporate/ Senior Unsecured BB- Ba3 Senior Credit Facility BB Ba3 Senior Subordinated B B2 Outlook Stable Stable Date of Last Action 3/26/2019 6/27/2019 Total Debt Weighted Average Rates Weighted Average Interest 4.8% Weighted Average Maturity 5.6 Years USD Denominated Debt 77.9% Debt Maturity Profile (MM) (3) (1) Net debt is calculated as current portion of long-term debt of $123.5mm plus long-term debt net of current portion of $8,390.2mm plus deferred financing costs of $79.2mm less cash and cash equivalents of $162.0mm. (2) Adjusting to include financing lease and other international borrowings yields a ratio of 70% fixed and 30% floating. (3) Excludes Deferred Financing Costs, Financing Leases, Notes Payable and Other. investors.ironmountain.com 26

Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Capital Expenditures (1) Growth Investment: Real Estate (2) $25,623 $52,286 (51.0)% 40,459 73,493 (44.9)% Non-Real Estate 10,167 14,558 (30.2)% 18,993 22,868 (16.9)% Data Center (3) 100,166 42,044 n/a 235,170 56,815 n/a Innovation 5,899 2,394 n/a 10,680 4,587 n/a Total Growth Investment $141,855 $111,282 27.5% 305,302 157,763 93.5 % Recurring: Real Estate $16,864 $14,616 15.4% 27,563 23,615 16.7 % Non-Real Estate 7,764 4,474 73.5% 12,260 10,435 17.5 % Data Center 2,945 5,317 (44.6)% 3,607 5,743 (37.2)% Total Recurring $27,573 $24,407 13.0% 43,430 39,793 9.1 % Total Growth Investment and Recurring Capital Expenditures $169,428 $135,689 24.9% $348,732 $197,556 76.5 % Net Change in Prepaid and Accrued Capital Expenditures and Financing Leases 12,938 (13,693) n/a 18,399 20,045 (8.2)% Total Cash Paid for Growth Investment and Recurring Capital Expenditures $182,366 $121,996 49.5% $367,131 $217,601 68.7% (1) Includes integration CapEx included in Significant Acquisition Costs of $0.2mm and $5.3mm in Q2 2019 and Q2 2018, respectively, and $1.3mm and $7.2mm in YTD 2019 and YTD 2018, respectively. (2) Includes land, buildings, improvements, and racking structures. (3) Includes Non-Real Estate Growth Investment associated with the Global Data Center Business segment of $6.5mm and $2.0mm in Q2 2019 and Q2 2018, respectively, and $7.1mm and $3.3mm in YTD 2019 and YTD 2018, respectively. investors.ironmountain.com 27

Section IX - Capital Expenditures and Acquisitions Business Acquisitions Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Business Acquisitions Business Acquisitions (Excluding Data Centers) $5,777 $4,467 29.3% $27,307 $12,228 n/a Change in Business Acquisition Accruals and Cash Acquired (549) (1,572) (65.1)% 17,344 3,116 n/a Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Data Centers $5,228 $2,895 80.6% $44,651 $15,344 n/a Data Center Acquisitions Cash Consideration — 235,000 n/a — 1,651,525 n/a Total Data Center Acquisitions — 235,000 n/a — 1,651,525 n/a Total Cash Paid for Acquisitions, Net of Cash Acquired $5,228 $237,895 (97.8)% $44,651 $1,666,869 (97.3)% Customer Acquisitions Q2 2019 Q2 2018 % Change YTD 2019 YTD 2018 % Change Customer Acquisitions Acquisition of Customer Relationships (1) $9,020 $13,172 (31.5)% $42,882 $24,293 76.5 % Customer Inducements 3,024 3,911 (22.7)% 5,841 4,041 44.5 % Contract Fulfillment Costs (2) 10,185 4,495 n/a 51,346 9,809 n/a Total Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs $22,229 $21,578 3.0% 100,069 38,143 n/a Change in Customer Acquisition Accruals 421 (2,391) n/a (9,507) (910) n/a Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs $22,650 $19,187 n/a $90,562 $37,233 n/a (1) Acquisition of customer relationships contributed 0.6% to Organic Storage Rental Revenue and 1.2% to Organic Service Revenue in YTD 2019. (2) Includes $30.9mm in Q1 2019 associated with the execution of customer contracts in the year following the closing of the IO acquisition. investors.ironmountain.com 28

Section X - Appendix and Definitions Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment (including real estate), net; (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); (iv) Significant Acquisition Costs; and (v) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (including real estate), net; (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); and (iv) Significant Acquisition Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income plus depreciation on non-real estate assets, amortization expense associated with customer relationship value (CRV), intake costs, acquisitions of customer relationships and other intangibles, and excluding amortization expense associated with capitalized internal commissions, amortization of deferred financing costs, revenue reduction associated with amortization of permanent withdrawal fees and above-and below-market data center leases, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less recurring capital expenditures and non-real estate growth investments (on a cash basis), excluding Significant Acquisition Capital Expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related. Adjusted Gross Profit Adjusted Gross Profit is defined as Operating Income (loss) excluding: (i) depreciation and amortization; (ii) (gain) loss on disposal/write-down of property plant and equipment, net; (iii) intangible impairments; (iv) selling, general and administrative expenses; and (v) Significant Acquisition Costs within cost of sales. Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets, gains on sale of real estate, net of tax and amortization of data center leased-based intangibles ("FFO (Nareit)"). FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (including real estate), net; (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net); (iv) real estate financing lease depreciation; (v) Significant Acquisition Costs; (vi) the tax impact of reconciling items and discrete tax items; (vii) loss (income) from discontinued operations, net of tax; and (viii) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. investors.ironmountain.com 29

Section X - Appendix and Definitions Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculation as they are included in the Storage NOI calculation. Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Other Definitions Business Segments North American Records and Information Management Business (“RIM”): Our North American Records and Information Management Business segment includes three distinct offerings. First, we provide records and information management storage and related services, including the storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for customers (“Records Management”) throughout the United States and Canada. Second, this segment includes certain services related to Records Management, including secure shredding operations, which typically include the scheduled pick-up of loose office records that customers accumulate in specially designed secure containers we provide. Secure shredding, which involves the shredding of sensitive documents for customers that, in many cases, store their records with us, is a natural extension of our hard copy records management operations and completes the lifecycle of a record. Complementary to our shredding operations is the sale of the resultant waste paper to third-party recyclers. Through a combination of plant-based shredding operations and mobile shredding units consisting of custom built trucks, we are able to offer secure shredding services to our customers throughout the United States and Canada. The third offering, Information Governance and Digital Solutions ("IGDS"), develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers‘ information, including the management of physical records, document conversion and digital storage in the United States and Canada. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, including our Iron Mountain Iron Cloud solution, (collectively, "Data Management"). Western European Business – Our Western European Business segment provides Records Management, Data Management and IGDS throughout Austria, Belgium, France, Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom. Other International Business – Our Other International Business segment provides Records Management, Data Management and IGDS throughout the remaining European countries in which we operate, as well as the countries in which we operate in Latin America, Asia, the Middle East and Africa. Global Data Center Business – Our Global Data Center Business segment provides enterprise-class data center facilities to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure and reliable colocation and wholesale options. Corporate and Other Business – Our Corporate and Other Business segment primarily consists of the storage, safeguarding and electronic or physical delivery of physical media of all types and digital content repository systems to house, distribute, and archive key media assets, primarily for entertainment and media industry clients (“Entertainment Services”), throughout the United States, Canada, France, China - Hong Kong S.A.R., the Netherlands and the United Kingdom, and our fine art storage businesses in the United States, Canada, Europe and China - Hong Kong S.A.R. and, prior to March 19, 2019 also included our consumer storage businesses in the United States and Canada. These businesses represent the primary offerings of our Adjacent Businesses operating segment. Additionally, our Corporate and Other Business segment includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Our Corporate and Other Business segment also includes stock- based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: investors.ironmountain.com 30

Section X - Appendix and Definitions Growth Investment: Real Estate – Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues or achieve operational efficiencies. Non-Real Estate - Expenditures that support the growth of our business, and/or increase our profitability, such as customer-inventory technology systems, security upgrades or system enhancements. Data Center - Expenditures primarily related to investments in new construction of data center facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings. Innovation - Discretionary capital expenditures in significant new products and services in new, existing or AB opportunities. Recurring: Real Estate – Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate – Expenditures primarily related to the replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets. Data Center – Expenditures related to the upgrade or re-configuration of existing data center assets. Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2018 results at the 2019 constant dollar budget rates, which are set based on closing FX rates on January 4th, 2019. Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. Data Center Business Definitions Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts. Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts. Monthly Recurring Revenue (MRR) - defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. Lease-Adjusted Leverage Ratio - The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expenses divided by EBITDA plus rent expenses. Organic Revenue Growth - Our organic revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Storage Rev/NOI per Sq.Ft. - Storage revenue (or storage NOI) divided by the quarterly building sq ft average for storage products. Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Centers, LLC. Significant Acquisition Costs – Represents operating expenditures associated with (1) our acquisition of Recall including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection with the Recall transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared investors.ironmountain.com 31

Section X - Appendix and Definitions service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC. Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adjusted EBITDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/ benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Physical Storage Volume - Comprised of Iron Mountain’s comprehensive portfolio of physical storage, including Records Management hardcopy records, data protection tapes, Consumer and Other, and Adjacent Businesses (Fine Art and Entertainment Services), measured on an absolute basis in cubic feet. investors.ironmountain.com 32